1 April 2025
From:     Coöperatieve Rabobank U.A.
as Facility Agent ("Rabobank")
Croeselaan 18
3521 CB Utrecht
The Netherlands

Nieuw Amsterdam Receivables Corporation B.V. as Lender ("Nieuw Amsterdam")
Basisweg 101043 AP Amsterdam
The Netherlands

To:    Greif, Inc. (the "Performance Indemnity Provider")
425 Winter Road
Delaware
Ohio 43015
United States of America

Greif Services Belgium BV (the "Originator's Agent" and "Greif CC")
Beukenlei 24
2960 Brecht
Belgium

Cooperage Receivables Finance B.V. (the "Main SPV")
Naritaweg 165
1043 BW Amsterdam
The Netherlands
Ladies and Gentlemen:
This letter is the extension letter (the "Extension Letter") in connection with the extension (the "Extension") of the EUR 100,000,000 trade receivables securitisation facility (the "Facility") as documented in the Transaction Documents (as defined in the Master Definitions Agreement dated 27 April 2012 and as amended and restated on 17 April 2020 (and as the same may be amended, varied or supplemented from time to time) between, inter alios, the parties to this Extension Letter (the "Master Definitions Agreement")). This Extension Letter amends the Facility Maturity Date as set out in the Master Definitions Agreement.
Capitalised terms in this Extension Letter shall, except where the context otherwise requires and save where otherwise defined herein, bear the meanings ascribed to them in the Master Definitions Agreement.

I.FACILITY MATURITY DATE
With effect from 22 April 2025, the Originator's Agent, the Performance Indemnity Provider, the Lender and the Facility Agent agree to extend the Facility Maturity Date to 21 April 2026.
II.MISCELLANEOUS
This Extension Letter may be executed in counterparts, all of which taken together shall constitute one and the same agreement.
Any provisions of this Extension Letter may be amended if, but only if, such amendment is in writing and is signed by each of the parties hereto
Each of the parties agree that this Extension Letter may be signed with an electronic signature (including, but not limited to, by using any level/authentication of "DocuSign" or using a mouse draw signature) and that such electronic signature once provided will have the same legal effects as a written ('wet-ink') signature.
This Extension Letter and the rights and obligations of the parties hereto and any non-contractual obligations arising out of or in connection with this Extension Letter shall be governed by and construed in accordance with Netherlands law.

COÖPERATIEVE RABOBANK U.A.
As Facility Agent

JEROEN VAN VLIET	JOP VAN DER SLUIS
By: Jeroen Van Vliet	By: Jop Van Der Sluis
Title: Executive Director	Title: Managing Director

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V.
As Lender

SYTSE VAN ULSEN	TEUN HESSELING
By: Sytse Van Ulsen	By: Teun Hesseling
Title: Proxyholder	Title: Proxyholder

Signed for agreement:
COOPERAGE RECEIVABLES FINANCE B.V.
As Main SPV

EYAL ELMALIAH	GRAD
By: Eyal Elmaliah	By: Grad
Title: Attorney-in-fact A	Title: Attorney-in-fact B

GREIF SERVICES BELGIUM BV
As Originators' Agent and Greif CC

DAVID LLOYD
By: David Lloyd
Title: VP, Treasurer

GREIF, INC.
As Performance Indemnity Provider

DAVID LLOYD
By: David Lloyd
Title: VP, Treasurer

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